UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2024

Maquia Capital Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40380	85-4283150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Biscayne Boulevard, Suite 2406

Miami, FL 33132

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 608-1395

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	MAQCU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MAQC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50 per share	MAQCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting on May 20, 2024 for the purpose of electing two Class II directors, Guillermo Cruz Reyes and Luis Armando Alvarez, and to ratify the audit committee’s appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.  As of the record date, May 2, 2024, there were 6,081,587 shares eligible to vote. the At the Meeting, an aggregate of at least 5,529,541 shares of the Company’s common stock, which represents a quorum of the outstanding common stock entitled to vote as of the record date of May 2, 2024, were represented in person or by proxy at the Meeting.

At the Meeting, the Company’s stockholders approved the Proposal #1, the election of two Class II directors, Guillermo Cruz Reyes and Luis Armando Alvarez. The following is a tabulation of the votes with respect to the Proposal #1:

	For	Against	Abstain	Broker Non-Votes
Guillermo Cruz Reyes:	5,506,100	23,442	0	0
Luis Armando Alvarez:	5,506,100	23,442

At the Meeting, the Company’s stockholders approved the Proposal #2, ratify the audit committee’s appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. The following is a tabulation of the votes with respect to the Proposal #2:

	For	Against	Abstain	Broker Non-Votes
Ratification of Auditors:	5,529,541	1

On January 8, 2024, Maquia Capital Acquisition Corporation (“Maquia” or the “Company”), received a notice from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) (the “Notice”) of failure to satisfy a continued listing standard from Nasdaq under Listing Rule 5620(a). for failing to hold an annual meeting of stockholders within the required twelve-month period from the end of the Company’s fiscal year. Nasdaq granted the Company to May 20, 2024, to cure the deficiency, which the Company has complied.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, words such as "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding the Company’s intention to submit a plan to regain compliance with Listing Rule 5620(a) within the required timeframe, are forward-looking statements.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include but are not limited to the Company’s ability to submit a plan to regain compliance satisfactory to Nasdaq; the Company’s ability to hold an annual meeting; and other risks and uncertainties set forth in the Company’s reports filed with the Securities and Exchange Commission. The Company does not undertake any obligation to update forward-looking statements as a result of new information, future events or developments or otherwise.

Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Maquia’s annual report on Form 10-K, filed with the SEC on April 16, 2024, and in other filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2024

Maquia Capital Acquisition Corporation

By:	/s/Jeronimo Peralta
	Name:	Jeronimo Peralta
	Title:	Chief Financial Officer

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